Exhibit 99.36

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-G

KEY PERFORMANCE FACTORS
March 31, 2001



Expected B Maturity 07/15/2004


Blended Coupon 6.3398%


Excess Protection Level
3 Month Average   7.41%
March, 2001   8.00%
February, 2001   7.35%
January, 2001   6.86%


Cash Yield20.67%


Investor Charge Offs 4.83%


Base Rate 7.83%


Over 30 Day Delinquency 4.90%


Seller's Interest 7.37%


Total Payment Rate14.60%


Total Principal Balance$56,622,749,044.91


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,172,058,483.42